Empowering the Neuroplasticity of the Brain Disruptive Technology for Healthcare (NASDAQ:HSDT | TSX:HSM) Exhibit 99.1

Legal Disclaimers This presentation contains forward-looking statements, including statements about: statements regarding the Company’s future strategic and operational execution, the next phase of the Company’s market development activities, clinical and regulatory development plans for the PoNS device, and the timing and success of the Company’s commercialization efforts in the United States. These statements involve substantial known and unknown risks, uncertainties  and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may  not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Factors that may cause actual results to differ materially from any future results expressed or implied by any  forward looking statements uncertainties regarding the Company’s capital requirements to achieve its business objectives, the impact of the COVID-19 pandemic, the Company’s ability to secure contracts with rehabilitation clinics, the Company’s ability to obtain national Medicare coverage and to obtain a reimbursement code so that the PoNS device is covered by Medicare and Medicaid, the Company’s ability to build internal commercial infrastructure, market awareness of the PoNS device, future clinical trials and the clinical development process, manufacturing and supply chain risks, potential changes to the MCIT program, the product development process and FDA regulatory submission review and approval process, other development activities, ongoing government regulation, and other risks described in the “Risk Factors” section of Company’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 as well as those set forth from time to time in the Company’s other filings with the securities and exchange commission and the Canadian securities regulators available at http://www.sec.gov or www.sedar.com The forward-looking statements in this presentation  represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking  statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our  views as of any date subsequent to the date of this presentation. Certain data in this presentation was obtained from various external sources. Neither the Company nor its affiliates, advisers or representatives have verified such data with independent sources. Accordingly, neither  the Company nor any of its affiliates, advisers or representatives make any representations as to the accuracy or completeness of that data or commits to update such data after the date of this presentation. Such  data involves risks and uncertainties and is subject to change based on various factors. The Company’s first product, PoNS, is indicated for use in the United States as a short term treatment of gait deficit due to mild-to-moderate symptoms from multiple sclerosis (MS) and is to be used as an adjunct to a supervised therapeutic exercise program in patients 22 years of age and over by prescription only. The PoNS device is authorized for sale in Canada as a class II, non-implantable, medical device intended as a short term treatment (14 weeks) of gait deficit due to mild and moderate symptoms from MS, and chronic balance deficit due to mild-to-moderate traumatic brain injury (mmTBI) and is to be used in conjunction with physical therapy. The PoNS device is an investigational medical device in the European Union (“EU”) and Australia (“AUS”). It is currently under premarket review by the AUS Therapeutic Goods Administration. 2

The first and only patented treatment combining trigeminal nerve neurostimulation via the tongue with physical therapy to reduce symptoms of neurological disease or trauma. The Portable Neuromodulation Stimulator “PoNS™” Device Authorized in Canada for the treatment of gait deficit due to mild and moderate symptoms of MS and chronic balance deficit due to mild and moderate traumatic brain injury (“mmTBI”) Authorized in the US for gait deficit due to mild to moderate symptoms of multiple sclerosis (“MS”) FDA Breakthrough Designation granted for the treatment of gait deficit due to symptoms of MS 3

PoNS™ Device Empowering the brain and improvement during PoNS Treatment™ Mouthpiece electrodes stimulate the tongue surface, sending signals to the brain The stimulation produced by PoNS is believed to help strengthen the neural connections associated with balance and walking when combined with physical rehabilitation 4

PoNS Treatment™ 5

PoNS Treatment™ Mechanism of Action 6

Study entry 2 wks lab 4 wks home 8 wks home 12 wks home Weeks DGI* Change * p < 0.05 ** p < 0.01 *** p < 0.005 Clinically significant Two groups (10 each): “Active” PoNS + exercises Placebo PoNS + exercises Clinical Evidence Multiple Sclerosis Study – Mild and Moderate MS (EDSS score 3.5-6) Tyler et al. Journal of NeuroEngineering and Rehabilitation 2014, 11:79 All 10 subjects in the active treatment group experienced at least a 4 point improvement from baseline to Week 14 in DGI. Mean average of 7.95. Only 3 of 10 (30%) subjects in the placebo control group experienced an improvement in DGI of at least 4 points from baseline to week 14. Mean average of 3.45.  Mean DGI* 10 Active 10 Control *DGI = Dynamic Gait Index, a measure of the ability to walk 7

Clinical Evidence fMRI Changes in Patients Treated with Active PoNS and PT vs non-stimulating Placebo PoNS and PT 26 Group A: Active Arm Group B: Placebo Arm Active Arm Placebo Arm Active Arm Active Arm Placebo Arm 1Multiple Sclerosis Journal Experimental, Translational and Clinical January-March 2017: 19 DOI: 10.1177/ 2055217317690561 P=.01 P=.02 P=.06 8

42 Patients with MS treated with PoNS in Canada 58.3% Patients had achieved at least a 4-point improvement in their functional gait assessment  (FGA) PoNS™ Device Approved in Canada for gait deficit due to symptoms of MS since March 2020 9 Promising results from initial real-world evidence gathered through 12.31.2019 which was used in HC and FDA regulatory submissions Currently evaluating additional data gathered on MS patients for commercial and medical insights and publication

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Stroke (7M People; 795K new each year) Cerebral Palsy (764K People) Indication and Target Population - US Potential for Future Development    Ongoing Evaluation Multiple Sclerosis (1M People) Pilot Studies Conducted Studies Completed; Additional Study Planned Traumatic Brain Injury (6.8M People) Parkinson’s Disease (1M People; 60K new each year) Future Studies Needed FDA Breakthrough Designation Large Potential Addressable Markets U.S. Clinical Progress and Future Opportunities 11 Authorized for gait deficit due to symptoms of MS

Current Strategies for Managing Neurological Disorders Prescription Drugs Therapy Surgery Medical Devices 12

1 million 41% Americans estimated to be affected by MS Report having difficulties walking, including 13% with an inability to walk at least 2x/week1 Potential Addressable U.S. Opportunity in Multiple Sclerosis 13 1. Acorda Therapeutics Announces Pricing and Patient Assistance Programs for AMPYRA”; Exhibit 99.1; February 3, 2010

Understanding the “MS” Market Opportunity in US MS is a well-characterized chronic disease with a fast-growing diagnosed population MS patients are vocal and connected on social media MS patients are cared for by neurologists, a relatively discrete group (approx. 16,000 in USA1) Gait dysfunction is a common and distressing symptom experienced by MS patients MS patients actively seek out new and promising treatments 14 1. American Academy of Neurology

FDA program to address unmet medical needs. Provides interactive and timely communications with the FDA Achieved Breakthrough Designation and worked interactively with the FDA under the program to achieve market authorization Potential expedited reimbursement pathway under MCIT rule for breakthrough designation products with FDA clearance   Potential to use this pathway for other indications in the future 15

MCIT – Medicare Coverage for Innovative Technologies – accelerated coverage pathway for innovative products 4 years CMS reimbursement for products with a breakthrough designation and FDA clearance Alignment of coverage with launch date 60 million people in the US are covered under Medicare. 16

U.S. Pre-Commercial Activities Building out go-to-market strategy (including licensing, territory identification, KOL engagement, etc.) and supporting infrastructure Finalizing distribution model of the PoNS device Targeting commercial launch in Q1’22 with initial cash pay customers, while pursuing commercial and government reimbursement programs Continuing to pursue Medicare Coverage for Innovative Technologies (“MCIT”) Pathway - accelerated coverage that allows for 4 years CMS reimbursement for products with a breakthrough designation and FDA clearance (CMS target ruling date Dec 2021) Creating Patient Access Programs Identifying and onboarding neuro rehab clinics currently treating MS patients to provide treatment 17

Helius MS Scientific Advisory Board and Key Opinion Leaders 18

EUROPE: Evaluating appropriate timing for submission AUSTRALIA: Awaiting decision from Therapeutic Goods Administration (TGA) CHINA: Strategic Agreement with China Medical Systems (“CMS”) for development and commercialization of PoNS in China plus 4 territories  Transferred ownership of Asian patents, patent applications and granted exclusive license to market, promote distribute and sell the technology CMS assumed all development, patent (both application and defense), future manufacturing, clinical trial, and regulatory clearance costs for the territories Based on our clearance in the U.S., CMS can use relevant documentation used for U.S. approval to apply for Chinese approval International Opportunities 19

795k US individuals have a stroke each year1 50% of stroke survivors 65 and over suffer from reduced mobility2 Walking is the most frequently reported activity at the time of a fall in stroke survivors3 In post-stroke patients, the cerebral cortex becomes impaired while the spinal cord is preserved. The ability to generate information from the spinal cord required for walking can be utilized through specific movements to reorganize the cortex (neuroplasticity). Next Neurological Market Opportunity Stroke Center for Disease Control and Prevention: Stroke Facts “Walking Adaptability after a Stroke and Its Assessment in Clinical Settings”; Stroke Res Treat.; August 28, 2014 Verma R, Arya KN, Sharma P, Garg RK: Understanding gait control in post-stroke: Implications for management. Journal of Bodywork and Movement Therapies 2010, 1-8 20 *PoNS is not authorized to treat individuals with stroke

Extensive IP Portfolio Exclusively licensed from inventors (4% royalty): 9 US Medical Method Patents Issued Patents expire between 2029 and 2031 Patents owned by Helius (no royalty): 29 US Patents Issued 41 Foreign Patents Issued Patents expire between 2026 and 2040 Helius Patents Transferred to China Medical System Holdings (CMS): 3 Chinese Design Patents Independent Verification of Patents and Freedom to Operate Opinion: September 2017 21

Recent Milestones and Anticipated Value Creation Events Authorized in the US for gait deficit due to symptoms of MS Closed on $11m public offering MCIT strategy submitted to CMS 22 Potential trials on TBI and Stroke Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 2H 22 GMED Audit / Maintained ISO13485:2016 and MDSAP Certifications Enhanced and expanded senior leadership team Expansion of resources to support US commercialization* Launch clinical adoption studies Initiate inventory build for commercial launch Establish total of 40 clinics in Canada Initial outreach with KOLs and strategic partners Achieve 85% of state licensure for product distribution Expected MCIT rule determination / Other reimbursement opportunities Deploy reimbursement strategy based on MCIT ruling Submit for DME Accreditation Establish Hub Services / Patient Support Services US commercial launch US launch model validation Private, Commercial and Government payer applications submitted Expansion of resources to support US commercialization (phase 2 hiring)* = Completed = Target * = Ongoing

Capitalization & Ownership As of June 30, 2021 23

First-in-Class Neurotech First and only treatment authorized to improve lost function by stimulating cranial nerves via the tongue, supported by an extensive IP portfolio US authorization in gait deficit due to MS MS launch targeted Q1’22 in US Potential CMS reimbursement for 4 years with FDA clearance for breakthrough designation for MS Potential Stroke and TBI label expansion 24

Dane Andreeff President & CEO Dr. Jonathan Sackier Medical Advisor Joyce LaViscount Chief Operating Officer 20+ years at Maple Leaf Partners as the General Partner and Portfolio manager, a value-based hedge fund which grew to over $2b in assets Board member and advisor to Helius for over 3 years, Myocardial Solutions for 4 years and HDL Therapeutics, Inc. for over 15 years ~8.8% ownership of the company 30+ years in the health sciences industry Trained surgeon and pioneer of new medical technologies Has helped build several companies including medical technology, research and product-design and medical contract sales organizations 30+ years in the health sciences industry Accomplished pharmaceutical/healthcare public company CAO Former COO and CFO at MM Pharmaceutical Solutions Former Executive Director/Group Controller at Aptalis Pharmaceuticals Jeff Mathiesen, CPA Chief Financial Officer Vice Chair, Lead Independent Director, and Audit Committee Chair of Panbela Therapeutics, Inc. (Nasdaq: PBLA) Director and Audit Committee Chair of NeuroOne Medical Technologies Corporation (OTCQB: NMTC) Former Board Member and Audit Committee Chair of eNeura, Inc. Former CFO at Gemphire Therapeutics and Sunshine Heart *Antonella Favit-Van Pelt, M.D., Ph.D. was appointed as Chief Medical Officer on July 7, 2021 25

Frederick Fantazzia VP, Sales & Marketing North America 25+ years combined experience in Medical Device and Pharmaceutical Sales 16+ years in the medical devices industry with extensive commercialization expertise in neuromodulation sales and marketing Former VP of North America Sales and Marketing, LivaNova and legacy Cyberonics (Cyberonics experience included global responsibility) Pharma Experience - Launched and sold multiple pharmaceuticals including Tiazac, Celexa, Monourol, and Lexapro Mark Leno VP, General Manager, Canadian Operations 17+ years in the medical devices industry Sales and Marketing Director, Boston Scientific Canada National Sales Manager, Canada Johnson & Johnson Former Media Relations and Marketing executive for Blue Jays & NHL 26

Sherrie Perkins Director Mitch Tyler Director 20 years neuromodulation medical device experience in neurology, psychiatry, and sleep medicine Former Marketing and Business Development Executive, Cyberonics, Inc. (Nasdaq: CYBX) and LivaNova PLC (Nasdaq: LIVN) Former member Board of Directors, eNeura, Inc. Former member Board of Directors, ImThera Medical, Inc. Founder and Co-Inventor of PoNS™ technology Co-founder of Wicab, Inc and former VP, Research and Development Lead Inventor of the BrainPort Balance Device Former University of Wisconsin Biomedical Engineering faculty member MS, Biomedical Engineering and Registered Professional Engineer Ed Straw Director Founder, Managing Partner of Osprey Venture Partners Chairman of Odyssey Logistics Member of the Board of Directors of Performance Equity Management, Capital Teas and Document Capture Technologies, Inc. Former President, Global Operations, Estee Lauder Former SVP, Global Manufacturing and Supply Chain Management at Compaq Computer Corporation Distinguished 3-star Admiral, US Navy Blane Walter Chairman of the Board Partner, Talisman Capital Partners Vice Chair of InVentiv Health Chair of the Governor of Ohio’s Executive Workforce Board Former CEO of InVentiv Health Former Founder of InChord Communications 27

Thank you (NASDAQ:HSDT | TSX:HSM) 28